Plumb Equity Fund
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Automobile Components - 1.7%
Mobileye Global, Inc. - Class A(a)	9,000	$389,880

Beverages - 3.2%
Constellation Brands, Inc. - Class A - Class A	3,100	749,425

Broadline Retail - 4.6%
Amazon.com, Inc.(a)	1,000	151,940
MercadoLibre, Inc.(a)	600	942,924
		1,094,864

Commercial Services & Supplies - 6.5%
Copart, Inc.(a)	19,500	955,500
VSE Corp.	9,000	581,490
		1,536,990

Consumer Finance - 5.2%
American Express Co.	3,500	655,690
Discover Financial Services	5,000	562,000
		1,217,690

Energy Equipment & Services - 3.5%
Schlumberger NV	16,000	832,640

Financial Services – 18.2%
Fiserv, Inc.(a)	3,000	398,520
FleetCor Technologies, Inc.(a)	1,500	423,915
Mastercard, Inc. - Class A	2,300	980,972
Toast, Inc. - Class A(a)	34,518	630,299
Visa, Inc. - Class A	4,000	1,041,399
WEX, Inc.(a)	4,250	826,838
		4,301,943

Health Care Equipment & Supplies - 3.9%
Intuitive Surgical, Inc.(a)	2,700	910,872

Interactive Media & Services - 5.2%
Alphabet, Inc. - Class A(a)	8,750	1,222,288

Oil, Gas & Consumable Fuels - 2.6%
Phillips 66	4,600	612,444

Personal Care Products - 4.9%
elf Beauty, Inc.(a)	8,000	1,154,720

Pharmaceuticals - 7.1%
Eli Lilly & Co.	1,200	699,504
Novo Nordisk AS - ADR	9,500	982,775
		1,682,279

Semiconductors & Semiconductor Equipment - 12.2%
Advanced Micro Devices, Inc.(a)	6,500	958,165
Microchip Technology, Inc.	7,000	631,260
NVIDIA Corp.	2,600	1,287,572
		2,876,997

Software - 16.1%
Adobe, Inc.(a)	2,000	1,193,200
Autodesk, Inc.(a)	4,300	1,046,964
Microsoft Corp.	2,750	1,034,110
Mitek Systems, Inc.(a)	40,000	521,600
		3,795,874

Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	4,750	914,518
TOTAL COMMON STOCKS (Cost $11,869,918)		23,293,424

SHORT-TERM INVESTMENT - 1.4%
Money Market Fund - 1.4%	Shares
First American Government Obligations Fund - Class X, 5.30%(b)	329,847	329,847
TOTAL SHORT-TERM INVESTMENT (Cost $329,847)		329,847

TOTAL INVESTMENTS - 100.2% (Cost $12,199,765)		$23,623,271
Liabilities in Excess of Other Assets - (0.2)%		(39,401)
TOTAL NET ASSETS - 100.0%		$23,583,870

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of December 31, 2023.

Notes to the Schedule of Investments (Unaudited)

Security Valuation

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical securities
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -	significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments)

Equity securities, including common stocks, are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Nasdaq-listed securities are valued at their Nasdaq Office Closing Price. Equity securities not traded on a listed exchange or not traded using Nasdaq are valued as of the last sale price at the close of the U.S. market. If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used. These securities will generally be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds and preferred securities, are valued using a market approach based on information supplied by independent pricing services. The market inputs used by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument. To the extent the inputs are observable and timely, these debt securities and preferred securities will generally be classified as Level 2 securities.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Directors and will be classified as Level 3 securities.

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used in valuing the Funds' assets carried at fair value as of December 31, 2023.

Plumb Equity Fund
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$23,293,424	$–	$–	$23,293,424
Money Market Funds	329,847	–	–	329,847
Total Investments	$23,623,271	$–	$–	$23,623,271

Refer to the Schedule of Investments for industry classifications.